UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 3, 2007

OPTICAL COMMUNICATION PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31861	95-4344224
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6101 Variel Avenue Woodland Hills, CA		91367
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(818) 251-7100

                    Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On October 2, 2007, Optical Communication Products, Inc. (the “Company”) began mailing the definitive proxy statement (the “Proxy Statement”) relating to the special meeting of stockholders of the Company, which is scheduled for October 31, 2007, to vote on the proposed merger by which Oplink Communications, Inc. (“Oplink”) would acquire those shares of the Company not owned by Oplink (the “Merger”).

On October 3, 2007, a complaint, Merlin Partners, LP vs. Optical Communication Products, Inc., Oplink Communications, Inc., et al., was filed in the Court of Chancery of the State of Delaware by an entity identifying itself as a stockholder of the Company purporting to represent a class of all stockholders other than defendants.  The lawsuit names the Company as a nominal defendant and names all of the members of the Company’s board of directors, a former director, and Oplink as defendants.  The complaint alleges, among other things, that Oplink and the Company’s directors breached their fiduciary duties to the stockholders of the Company by failing to disclose all material facts in the Proxy Statement in connection with the Merger and by failing to negotiate a higher merger price.  The complaint seeks, among other things, to enjoin the Merger or order defendants to pay monetary damages in an amount to be determined at trial.

The Company, Oplink and the other defendants believe that the lawsuit is without merit and intend to defend vigorously against it.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the remaining shares of the Company by Oplink pursuant to the Merger.  In connection with the proposed Merger, the Company filed with the SEC a definitive proxy statement on October 2, 2007 and an amended Schedule 13E-3 on October 3, 2007.  We urge investors to read the definitive proxy statement and these other materials carefully because they contain important information about the Company and the proposed acquisition.  Investors may obtain free copies of the definitive proxy statement and white proxy card as well as other filed documents containing information about the Company at http://www.sec.gov, the SEC's Web site.  Free copies of the Company’s SEC filings are also available on the investor relations portion of the Company 's web site at www.ocp-inc.com.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger.  Information regarding the officers and directors of the Company, including direct or indirect interests in the transaction, by securities holdings or otherwise, is set forth in the definitive proxy statement and amended Schedule 13E-3 that the Company filed with the SEC on October 2, 2007 and October 3, 2007, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 10, 2007                                                  OPTICAL COMMUNICATION PRODUCTS, INC.
a Delaware corporation

By: ___/s/ Frederic T. Boyer
Frederic T. Boyer
Senior Vice President, Chief Financial Officer and Secretary